RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
From the Merger date through March 31, 2019, the Company reported transactions with DowDuPont and DuPont and its affiliates as related party transactions.

DowDuPont
TDCC committed to fund a portion of DowDuPont's share repurchases, dividends paid to common stockholders and certain governance expenses. Funding was accomplished through intercompany loans. On a quarterly basis, TDCC's Board reviewed and determined a dividend distribution to DowDuPont to settle the intercompany loans. The dividend distribution considered the level of TDCC’s earnings and cash flows and the outstanding intercompany loan balances. In 2018, TDCC declared and paid dividends to DowDuPont of $3,711 million ($1,056 million in 2017). At December 31, 2018, TDCC's outstanding intercompany loan balance was insignificant (insignificant at December 31, 2017). In addition, at December 31, 2018, TDCC had a receivable related to a tax sharing agreement with DowDuPont of $89 million ($354 million at December 31, 2017), included in "Accounts and notes receivable - Other" in the consolidated balance sheets.

DuPont and its Affiliates
TDCC sells to and procures from DuPont and its affiliates certain raw materials that are consumed in each company's manufacturing process. The following table presents amounts due to or due from DuPont and its affiliates at December 31, 2018:

Balances Due To or Due From DuPont and its Affiliates	Dec 31, 2018	Dec 31, 2017
In millions
Accounts and notes receivable - Other	$89	$12
Accounts payable - Other	$19	$11

The following table presents revenue earned and expenses incurred related to transactions with DuPont and its affiliates:

Sales to DuPont and its Affiliates	2018
In millions
Net sales	$55
Cost of sales	$42

Purchases from DuPont and its affiliates were insignificant for 2018 and the period September 1, 2017 through December 31, 2017.